Exhibit 99.2

FORWARD LOOKING STATEMENTS The Feasibility Study (“FS”) referenced herein that relates to Peak Gold, LLC (“Peak Gold”), was prepared by Kinross Gold Corporation (“Kinross”), which controls the Manager of Peak Gold and holds 70% of its outstanding membership interests, in accordance with Canadian National Instrument 43-101 (NI 43-101). Contango Ore, Inc. (“CORE” or “Contango”) owns the remaining 30% membership interest in Peak Gold, and must rely on Kinross and its affiliates for the FS and related information. Further, CORE is not subject to regulation by Canadian regulatory authorities and no Canadian regulatory authority has reviewed the FS or passed upon its accuracy or compliance with NI 43-101. The terms “mineral resource”, “measured mineral resource”, “indicated mineral resource” and “inferred mineral resource” as used in the resource estimate, the FS and this presentation are Canadian mining terms as defined in accordance with NI 43-101. In the United States, mining disclosure is reported under sub-part 1300 of Regulation S-K (“S-K 1300”). Under S-K 1300, the U.S. Securities and Exchange Commission (“SEC”) recognizes estimates of “Measured Mineral Resources”, “Indicated Mineral Resources” and “Inferred Mineral Resources”. In addition, the definitions of “Proven Mineral Reserves” and “Probable Mineral Reserves” are substantially similar to international standards. Under S-K 1300, an SEC registrant with material mining operations must disclose specified information in its SEC filings concerning mineral resources, in addition to mineral reserves, which have been determined on one or more of its properties. Such mineral resources and reserves are supported by a technical report summary (the “S-K 1300 Report”), which is dated and signed by a qualified person or persons, and identifies and summarizes the information reviewed and conclusions reached by each qualified person about the SEC registrant’s mineral resources or mineral reserves determined to be on each material property. CORE prepared an S-K 1300 Report, dated May 12, 2023, based on the FS, that presented mineral resource estimates and mineral reserve estimates for the Manh Choh project as of December 31, 2022 (the "Manh Choh S-K 1300 Report"). CORE prepared an additional S-K 1300 Report, dated May 26, 2023, based on historical and recent drill hole assay information, that presented mineral resource estimates for the Lucky Shot project as of May 26, 2023 (the "Lucky Shot S-K 1300 Report"). Investors are cautioned that while the S-K 1300 definitions are “substantially similar” to the NI 43-101 definitions, there are differences between the two. Accordingly, there is no assurance any mineral reserve or mineral resource estimates that Peak Gold may report as “probable mineral reserves”, “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under NI 43-101 would be the same had CORE prepared the mineral reserve or mineral resource estimates under S-K 1300. Further, U.S. investors are also cautioned that while the SEC recognizes “measured mineral resources”, “indicated mineral resources” and “inferred mineral resources” under S-K 1300, investors should not assume that any part or all of the mineralization in these categories will ever be converted into a higher category of mineral resources or into mineral reserves. Mineralization that has been characterized as resources has a greater degree of uncertainty as to its existence and feasibility than mineralization that has been characterized as reserves. Accordingly, investors are cautioned not to assume that any measured mineral resources, indicated mineral resources or inferred mineral resources that CORE reports are or will be economically or legally mineable. For more detail regarding the FS, please see CORE's press release dated May 26, 2023: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-alaska. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Manh Choh S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6470afdaf94d2ac9f93d93e0_SIMS%20Contango%20Manh%20Choh%20Project%20S-K%201300%20TRS%20FINAL%2020230524%20(1)-compressed.pdf . The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. To view a copy of the Lucky Shot S-K 1300 Report, see: https://assets.website-files.com/5fc5d36fd44fd675102e4420/6487270414e64406df8280bb_Contango%20Lucky%20Shot%20Project%20S-K%201300%20TRS%202023-05-26.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. For additional details on the Johnson Tract Project, see NI 43-101 Technical Report titled “Updated Mineral Resource Estimate and NI 43-101 Technical Report for the Johnson Tract Project, Alaska”, dated August 25, 2022 (effective date of July 12, 2022) authored by Ray C. Brown, James N. Gray, P.Geo. and Lyn Jones, P.Eng, see: https://cdn.prod.website-files.com/5fc5d36fd44fd675102e4420/66b39f847ac30bd736ac91ad_hg-technical-report-25aug-2022_compressed.pdf. The information contained in, or otherwise accessible through, the links are not part of, and are not incorporated by reference into this investor presentation. For more detail regarding the Johnson Tract IA, please see CORE's press release dated May 6, 2025: https://www.contangoore.com/press-release/contango-announces-s-k-1300-technical-report-summary-with-robust-economics-and-one-year-payback-for-its-johnson-tract-project The information contained in, or otherwise accessible through, the links are not part of and are not incorporated by reference into this investor presentation.

COMPANY PROFILE CAPITAL STRUCTURE TRADING - NYSE AMERICAN: CTGO1 90-Day Avg. Daily Volume 126,000 shares per day 52-week range US$8.85 - $25.32 Market Cap $163 M *Russell 2000 Inclusion - June 26, 2023 CAPITAL STRUCTURE2 Issued & Outstanding 12.5 M Warrants   0.7 M Fully Diluted 13.2 M FINANCIAL POSITION Cash2 $35 M Convertible Debenture2 $20 M Debt (ING & Macquarie)1 $30 M Institutional Retail / Others Directors & Officers (Insiders) 1. Approximate amounts reported as of May 14, 2025 2. Amounts reported as of March 31, 2025

ALASKAN FOCUSED PORTFOLIO

EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO)

MANH CHOH MINE (30%)[1]

- Production started Q3 2024
- 1Moz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot)[2,3]
- LOM = 37% hedge and 63% spot
- Est. 2025 annual production of ~60,000 GEO[2,3] :
  - ➔ +$80M (at $2800/oz)
- ~ $320M LOM[3,4] free cash flow (at $2800/oz)

LUCKY SHOT MINE (100%)[1]

- Current resource: 110,000 GEO at 14.5 g/t
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

JOHNSON TRACT PROJECT (100%)[1]

- Current Resource: 1.1 Moz @ 9.4 g/t GEO
- Gold-Silver-Copper-Zinc-Lead
- Goal: complete permitting in 2 yrs and production in 5 yrs
- Targeting 100,000 GEO annual production
- Initial Assessment released May 2025[5]
  - Post Tax NPV_5 = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback period



FAIRBANKS
FORT KNOX MILL
(Kinross)
ANCHORAGE
Production
Advanced Stage Exploration (Reserves/Resources)
Early-Stage Exploration

1. Reserve and Resource Table can be found in the Appendix
2. GEO = Gold Equivalent Ounces
3. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance" and March 31, 2025 "Contango Announces $24 Million Cash Distribution"
4. LOM = Life of Mine; 5. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project."

:.COM

6

MANH CHOH – A DSO SUCCESS CONTANGO’S FLAGSHIP PROJECT – COMMERCIAL PRODUCTION AS OF JULY 2024 2024 41,325 oz Gold $40.5M USD distribution *Images used with permission from Kinross IN PRODUCTION On schedule and on budget Permits and construction completed in under 2 years 3 years to production from formation of JV to first gold pour! Strong projected cash flows Manh Choh to Fort Knox  240 mi Kinross is operator (70% owner) Contract mining & trucking Exploration upside on 675,000 acres

MANH CHOH MINE Q1-2025 RESULTS & 2025 PRODUCTION GUIDANCE As reported in Q1-2025 Financials news release dated May 14, 2025 “Contango Announces $19.3 Million in Income from Operations for the Quarter Ended March 31, 2025” 1. The Carry Trade represents 11,939 ounces of gold that were sold at spot price during Q1-2025 and simultaneously locked in with a forward price to settle on the hedge contract that matures on April 30, 2025. The Carry Trade was settled on April 30, 2025 with a net payment of $11.0 million from Contango in exchange for the reduction of 11,939 ounces of gold under the hedge agreement.

MANH CHOH MINE 2025 & LOM GUIDANCE 1 See Contango’s SK1300 Manh Choh Technical Report Press Release dated May 26, 2023; Initial capex reflects the Kinross feasibility study reported in “Q2 Corporate Update ” Press Release and Corporate Presentation dated July 26 and 27, 2022; The optimization for the mineral reserve estimate assumed a $1,300 per ounce gold price; the $189 million estimate reflects remaining funds to be expended between 2022 and 2024; there will be additional capital required at Fort Knox to accommodate Manh Choh ore; and is a Toll Milling charge to the Peak Gold JV; "All-in sustaining cost (AISC) per equivalent ounce sold“ is a non-GAAP ratio. “GEO” refers to Gold Equivalent Ounces. See: https://www.contangoore.com/press-release/contango-ore-announces-completion-of-s-k-1300-technical-report-summary-for-its-manh-choh-project-in-Alaska. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation; As reported in Year End 2024 news release dated March 17, 2025 “Contango Announces Earnings for the Year Ended December 31, 2024”. Remaining hedge balance End Q1 2025: 75,000 At gold spot price of $2,800/Ounce LOM +$60 M of annual free cash flow

WELL POSITIONED COMPARED TO PEERS PROJECTED ANNUAL OPERATING CASH FLOW PER SHARE (2025E; US$/SHARE) Source: Company Materials, brokers’ estimates Note: As of February 18, 2025 Based on Contango’s 2025E attributable revenue (@ US$2,800/oz) less 2025E AISC and adjusted for hedge losses, divided by Contango’s basic shares outstanding Based on LTM actuals, as of Q3-24 (2) (2) (1) (2) (@ US$2,800/oz)

WELL POSITIONED COMPARED TO PEERS LOWER QUARTILE AISC AMONG PEER GROUP Source: Company Materials, brokers’ estimates Note: Based on average of brokers’ estimates unless otherwise noted Shown on an LTM basis, as of Q3-24 Based on mid-point of management guidance Shown on a by product basis 2025E AISC (US$/oz AuEq) (2) (2) (1)(3) (3) (3)

MANH CHOH MINE CTGO SUCCESS OF DSO APPROACH DSO CRITERIA High-grade resources Gold, Silver, Copper focus Near Infrastructure Road Rail Water Simple permitting from a mining perspective Private and State lands Minimal water and wetlands impact Simple mining/processing 2020/2021 2022 2023 2024 JV with Kinross, Community Outreach, PFS/FS, permit applications submitted Construction decision & road construction, mill modifications, campus renovation; 404 Wetlands Permit received Operating permits received; construction completed with groundbreaking ceremony in August; ore transport started in November Ore stockpiled at Manh Choh and Fort Knox; first gold pour in July 2024! FEDERAL PERMITS  1 YR CONSTRUCTION AND RAMP UP  2 YRS Manh Choh deposit before mining

ALASKAN FOCUSED PORTFOLIO

EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO)

MANH CHOH MINE (30%)[1]

- Production started Q3 2024
- 1Moz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot)[2,3]
- LOM = 37% hedge and 63% spot
- Est. 2025 annual production of ~60,000 GEO[2,3] :
  ➔ +$80M (at $2800/oz)
- ~ $320M LOM[3,4] free cash flow (at $2800/oz)

LUCKY SHOT MINE (100%)[1]

- Current resource: 110,000 GEO at 14.5 g/t
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

JOHNSON TRACT PROJECT (100%)[1]

- Current Resource: 1.1 Moz @ 9.4 g/t GEO
- Gold-Silver-Copper-Zinc-Lead
- Goal: complete permitting in 2 yrs and production in 5 yrs
- Targeting 100,000 GEO annual production
- Initial Assessment released May 2025[5]
  - Post Tax NPV$_5$ = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback period


FAIRBANKS
ANCHORAGE
FORT KNOX MILL
(Kinross)
Production
Advanced Stage Exploration (Reserves/Resources)
Early-Stage Exploration

CONTANGO ORE

.COM

1. Reserve and Resource Table can be found in the Appendix
2. GEO = Gold Equivalent Ounces
3. See news release dated November 29, 2024 “Contango Reaffirms and Updates 2025 Manh Choh Guidance” and March 31, 2025 “Contango Announces $24 Million Cash Distribution”
4. LOM = Life of Mine; 5. See new released dated May 5, 2025 “Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project.”

13

LUCKY SHOT – OUR NEXT DSO PROJECT

FOCUSED ON RESOURCE EXPANSION OVER THE NEXT 2-3 YEARS



Looking NNE
Coleman Adit
Enserch Tunnel
Lucky Shot
"500" Adit
War Baby Adit

CONTANGO ORE

DEVELOPMENT

- Historically producing district:
  - 250,000 ozs averaging 40 g/t Au
- Mesothermal quartz vein with free gold
- +1 mi (1.6 km) strike length
- Contango controls entire district
- Underground is fully refurbished with new development constructed in 2023
- Identify potential processing facilities

Coleman Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	190,092	15.6	95,036
TOTAL	190,092	15.6	95,036
Inferred	74,265	9.9	23,642

Lucky Shot Segment of Lucky Shot Vein

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	36,871	8.9	10,584
TOTAL	36,871	8.9	10,584
Inferred	7,793	5.9	1,468

Combined Segments of Lucky Shot Vein Resources

Classification	Tonnes	Au Grade (g/t)	Au Ounces
Measured	-	-	-
Indicated	226,963	14.5	105,620
TOTAL	226,963	14.5	105,620
Inferred	82,058	9.5	25,110

Coleman and Lucky Shot Resources Tables[1] Please see S-K 1300 Technical Report Summary on the Lucky Shot Project Alaska, USA https://www.contangoore.com/investors/overview



LUCKY SHOT

Note 1: Measured, Indicated and Inferred mineral resource classification are assigned according to CIM Definition Standards. Mineral resources, which are not mineral reserves, do not demonstrate economic viability and there is no guarantee that mineral resources will be converted to mineral reserves. This mineral resource estimate was prepared by Sims Resources LLC based on data and information available and has an effective date of May 26, 2023. The Measured, Indicated and Inferred mineral resources are reported using the following parameters: undiluted gold grades; long term gold price of $US1,600 per ounce; reported as contained within a 3.0 g/t Gold underground shapes and applying a 3.0 meter minimum width at a 4.3 g/t gold cutoff grade ("COG").

NYSE-A: CTGO | WWW.CONTANGOORE.COM

14

LUCKY SHOT – OUR NEXT DSO PROJECT POTENTIAL OF 400,000 to 500,000 GEO PATENT CLAIMS COLEMAN VEIN LUCKY SHOT VEIN COLEMAN ADIT ENSERCH TUNNEL LUCKY SHOT ADIT LOOKING NORTH FISHHOOK-WILLOW CREEK RD

LUCKY SHOT – OUR NEXT DSO PROJECT POTENTIAL OF 400,000 to 500,000 GEO LUCKY SHOT DEVELOPMENT Planned 15,000m in-fill drill program for resource definition OBJECTIVES: Define high-grade “ore shoots” Delineate 400,000 to 500,000 GEO Collect data for detailed mine plan Targeting 30,000 to 40,000 initial production COLEMAN VEIN LUCKY SHOT VEIN COLEMAN ADIT ENSERCH TUNNEL LUCKY SHOT ADIT LOOKING SOUTHWEST

LUCKY SHOT – WILLOW CREEK DISTRICT SCALE OPPORTUNITY DEVELOPMENT Historic High-Grade Gold Mining District Initial Discoveries 1890’s 20+ Historic Mines and Prospects Relatively “unmined” since 1942 Mesothermal, shear hosted quartz +Au veins LUCKY SHOT Lucky Shot ore with visible gold Coleman

ALASKAN FOCUSED PORTFOLIO

EXECUTING ON OUR DIRECT SHIP ORE MODEL (DSO)

MANH CHOH MINE (30%)[1]

- Production started Q3 2024
- 1Moz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot)[2,3]
- LOM = 37% hedge and 63% spot
- Est. 2025 annual production of ~60,000 GEO[2,3] :
  - ➔ +$80M (at $2800/oz)
- ~ $320M LOM[3,4] free cash flow (at $2800/oz)

LUCKY SHOT MINE (100%)[1]

- Current resource: 110,000 GEO at 14.5 g/t
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

JOHNSON TRACT PROJECT (100%)[1]

- Current Resource: 1.1 Moz @ 9.4 g/t GEO
- Gold-Silver-Copper-Zinc-Lead
- Goal: complete permitting in 2 yrs and production in 5 yrs
- Targeting 100,000 GEO annual production
- Initial Assessment released May 2025[5]
  - Post Tax NPV_5 = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback period



FAIRBANKS
FORT KNOX MILL
(Kinross)
ANCHORAGE
Production
Advanced Stage Exploration (Reserves/Resources)
Early-Stage Exploration

1. Reserve and Resource Table can be found in the Appendix
2. GEO = Gold Equivalent Ounces
3. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance" and March 31, 2025 "Contango Announces $24 Million Cash Distribution"
4. LOM = Life of Mine; 5. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project."

.COM

18

JOHNSON TRACT DEVELOPMENT Robust grades + thickness ~1.1M oz @ 9.4 g/t GEO 40m true width Located on the coast Marine transport is lowest form of bulk transport Private land owned by CIRI Corporation Ideal for low-cost underground mining Subvertical Bulk-mining widths Ramp access Bottom-up/gravity assist Above the water table District potential – exploration upside JOHNSON TRACT CIRI’s Mission is to promote the economic and social well-being and Alaska Native heritage of its shareholders, now and into the future, through prudent stewardship of the company’s resources, while furthering self-sufficiency among CIRI shareholders and their families. JOHNSON TRACT LEASED FROM CIRI ALASKA NATIVE CORP Map of Alaska Regional Native Corporations. The Red Dog mine, located on NANA Native Corporation land and operated by TECK , is one of the largest, highest grade Zinc mines in the World and is a model of success.

JOHNSON TRACT PERMITTING UNDERWAY – PORTAL, ROAD, AND PORT EASEMENT JOHNSON TRACT DEVELOPMENT Permitting Underground tunnel Site ongoing with State of Alaska DNR Office of Project Management and Planning (OPMP) CIRI Received Right-of-Way Easements for Access Road and Port Facilities Programmatic Agreement with National Park Service nearly complete – this allows permitting for construction of the road and barge landing facilities Roughly 20 mi road to barge landing from Portal Baseline studies underway and will continue through 2025 Community outreach is ongoing Continue to develop strong working relationship with CIRI Portal Road Route Proposed Portal Site

JOHNSON TRACT PRIVATE SURFACE RIGHTS (CIRI OWNERSHIP) WIDE FLAT VALLEY WITH MINIMAL WETLANDS JOHNSON TRACT DEVELOPMENT Valley is well suited for infrastructure 50-man camp 290 DDH: +83,000m drilled 2024 Program Focused On: Infill drilling at resource Hydrological testing Geotechnical testing Metallurgical testing 404 Wetlands permit issued for Road to Portal site in August 2024

JOHNSON TRACT ATTRACTIVE ATTRIBUTES FOR UNDERGROUND MINING ROBUST GRADES AND 40m TRUE WIDTHS PLAN VIEW LOOKING NORTHWEST PROPOSED JT TUNNEL JT BLOCK MODEL JOHNSON TRACT DEPOSIT PROPOSED JT TUNNEL NORTH (G/T)

JOHNSON TRACT INITIAL ASSESSMENT

ROBUST ECONOMICS WITH 1.3 YEAR PAYBACK

CONTANGO ORE


Legend
Footwall
Hangingwall
Orebody
Fault
50m from Topo
Development in HW
Orebody
Dacite Fault ±5m
Plunge +01
Azimuth 043
0 25 50 75 100

JOHNSON TRACT INITIAL ASSESSMENT[1]

- Pre-Tax net present value discounted at 5% (NPV_5) of USD $359.0 million
- Pre-Tax Internal Rate of Return (IRR) of 37.4%
- Post-Tax NPV_5 of USD $224.5 million with a post-tax IRR of 30.2%
- 7-year LOM
- LOM annual average production of 102,258 GEO at 7.58g/t GEO
- Initial Capital costs of $213.6 million, including $36 million in contingency
- Sustaining Capital costs of USD $61.3 million, including $12.3 million in contingency
- AISC estimated at $860 per GEO sold
- Discounted payback period 1.3 years

POST TAX NPV_5 GOLD PRICE SENSITIVITY

Sensitivity	$2,000 Au	$2,200 Au	$3,000 Au	$4,000 Au
Post-Tax NPV_5 (USD M)	$181.0	$224.0	$398.2	$615.4

[1] See Contango's SK1300 Johnson Tract Technical Report Press Release dated May 6, 2025; Initial capex reflects the Initial Assessment study reported in "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project " Press Release and Initial Assessment dated May 6, 2025 and to be filed on or before May 12, 2025; "GEO" refers to Gold Equivalent Ounces. The information contained in, or otherwise accessible through, the link is not part of, and is not incorporated by reference into this investor presentation

NYSE-A: CTGO | WWW.CONTANGOORE.COM

JOHNSON TRACT INITIAL ASSESSMENT SIMPLE MINE DESIGN – LONG HOLE STOPING WITH MECHANIZED CUT & FILL METHODS Isometric View (Looking Northwest) Plan View Typical Level Layout (Plan View) ~1.5 km

Ellis Zone discovery 4km NE of JT Deposit 578 g/t Au and 2,023 g/t Ag over 6.4 m JOHNSON TRACT EXPLORATION UPSIDE – NEW GEOPHYSICAL TARGETS 2023 geophysical survey defines 12km (7.5 mi) mineral trend Geophysics, geochemistry and geology define Distinct +10km long epithermal/VMS trend Two potential intrusive related Cu-Au targets (porphyry) Large, shallowly buried, untested alteration systems detected at DC, between DC and JT, and South of Johnson Tract Multiple new drill targets 2023 Airborne MobileMT Survey (3D inversion)

CONTANGO'S DEVELOPMENT PIPELINE

Focused on three Advanced-Stage Exploration Projects to support 200,000 GEO production

First gold pour from Manh Choh: +42,000 GEO produced in 2024

+42,000 GEO

- Definition resource drilling at Lucky Shot
- Road and portal development at Johnson Tract

~60,000 GEO[1]

- Lucky Shot online: target ~30,000 to 40,000 GEO annually
- UG development, resource definition, FS at Johnson Tract

100,000 GEO

All 3 projects in production

200,000 GEO

2024 | 2025 | 2 – 3 Yrs | 2 – 3 Yrs


MANH CHOH

- ✓ Fully permitted and producing gold
- ✓ Permits received in less than 2 years
- ✓ Built on time and on budget
- ✓ First gold pour on July 8, 2024
- ✓ 2025 ~60,000 oz annual production[1]
- ✓ LOM ~60,000 oz annual production
- ✓ LOM $1400 AISC


LUCKY SHOT

- ✓ Fully permitted for mining
- ✓ 110,000 oz at 14.5 g/t GEO
- ✓ 2-3 years to develop 400,000-500,000 GEO resource
- ✓ Plan to start with 30,000-40,000 GEO production
- ✓ Identify potential processing facilities


JOHNSON TRACT

- ✓ Established 1.1M oz resource at 9.4 g/t GEO
- ✓ Permit to build road from camp to portal site received August 2024
- ✓ Initial Assessment released May 2025[2]
  - ✓ Post Tax NPV_5 = $224.5M and 30.2% IRR
  - ✓ 7-year LOM with 1.3 year payback
- ✓ Target for FS with mine construction decision by 2028/2029

1. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance"
2. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project "

NYSE-A: CTGO | WWW.CONTANGOORE.COM

26

CONTANGO'S CORPORATE STRATEGY

5 YEAR EXECUTION STRATEGY: TO BECOME A MID-TIER GOLD PRODUCER

JOHNSON TRACT PROJECT (100%) [1]
- Current Resource: 1.1 Moz @ 9.4 g/t GEO
- Goal: complete permitting in 2 yrs and production in 5 yrs
- Target 150,000 GEO annual production
- PEA released May 2025[5]
  - Post Tax NPV_5 = $224.5M and 30.2% IRR
  - 7-year LOM with 1.3 year discounted payback

LUCKY SHOT MINE (100%) [1]
- Current resource: 110,000 GEO at 14.5 g/t
- Fully permitted for mining & on road/rail system
- 2-3 yrs to complete drilling and develop 400,000-500,000 GEO
- Target 30,000 – 40,000 GEO annual production
- Identify potential processing facilities

MANH CHOH MINE (30%)[1]
- Production started Q3 2024
- 1Moz resource with exploration upside
- ~60,000 GEO in 2025 (70% hedge and 30% spot)[2,3]
- LOM = 37% hedge and 63% spot
- Est. LOM annual production of ~60,000 GEO[2,3] :
  - ➔ +$56M (at ~$2,400 blended gold price at $2600 spot)
- ~ $225M LOM[3,4] free cash flow



VALUE
2-3 YEARS
2-3 YEARS
TIME
EXPLORATION + DISCOVERY
RESOURCE DEVELOPMENT & FEASIBILITY
PERMITTING
FINANCING + CONSTRUCTION
START UP

CONTANGO'S 5-YEAR STRATEGY

TO CREATE A 200,000 GEO/YEAR ALASKA PRODUCER USING A DSO APPROACH FOR HIGH QUALITY PROJECTS

1. Reserve and Resource Table can be found in the Appendix; 2. GEO = Gold Equivalent Ounces; 3. See news release dated November 29, 2024 "Contango Reaffirms and Updates 2025 Manh Choh Guidance"; 4. LOM = Life of Mine; 5. See new released dated May 5, 2025 "Contango Announces S-K 1300 Technical Report Summary with Robust Economics and One Year Payback for its Johnson Tract Project."

NYSE-A: CTGO | WWW.CONTANGOORE.COM

27

THANK YOU 28 Corporate Inquires: info@contangoore.com +1-907-888-4273 www.contangoore.com Twitter: @orecontango LinkedIn: Contango ORE Instagram: ContangoORE Facebook: Contango ORE QUESTIONS?

NON-GAAP RECONCILIATION DISCLAIMER This presentation contains forward looking estimates of all-in sustaining cost (“AISC”), resources, free cash flow and EBITDA, which are financial measures not determined in accordance with United States generally accepted accounting principles (“GAAP”).  We cannot provide a reconciliation of estimated AISC, resources and EBITDA to estimated costs of goods sold, assets and net income, which are the GAAP financial measures most directly comparable to such non-GAAP measures, without unreasonable efforts due to the inherent difficulty and impracticality of quantifying certain amounts that would be required to calculate projected AISC, resources and EBITDA.  In addition, the estimates of AISC, resources and EBITDA have been prepared by Kinross and are based on IFRS accounting standards and detailed information that the Company does not have access to at this time. These amounts that would require unreasonable effort to quantify could be significant, such that the amount of projected GAAP cost of goods sold, assets and net income would vary substantially from the amount of projected AISC, resources and EBITDA. 29 FORWARD DISCLOSURE SPECIFIC TO HIGHGOLD TRANSACTION This corporate presentation contains forward-looking statements and certain “forward-looking information” (within the meaning of Canadian securities legislation) regarding Contango, HighGold, the Transaction, the terms of the Transaction, the expected benefits of the Transaction, the completion of the Transaction, the timing of the Transaction, the development timeline of the Man Choh Project, expectations with respect to the development of the Johnson Tract Project post-Transaction, Contango’s growth plans post-Transaction and the continued cooperation of Contango with CIRI, that are intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995, based on Contango and HighGold’s current expectations or assumptions as to the outcome and timing of such future events and includes statements regarding future results of operations, quality and nature of the asset base, the assumptions upon which estimates are based and other expectations, beliefs, plans, objectives, assumptions, strategies or statements about future events or performance (often, but not always, using words such as “expects”, “believes”, “targets”, “approximately”, “projects”, “anticipates”, “plans”, “estimates”, “potential”, “possible”, “probable”, or “intends”, or stating that certain actions, events or results “may”, “will”, “should”, or “could” be taken, occur or be achieved).  Forward-looking statements are based on current expectations, estimates and projections that involve a number of risks and uncertainties, which could cause actual results to differ materially from those, reflected in the statements.  These risks include, but are not limited to: risks related to the ability of the parties to close the Transaction; risks inherent to the exploration and mining industry (for example, operational risks in exploring for and, developing mineral reserves; risks and uncertainties involving geology; the speculative nature of the mining industry; the uncertainty of estimates and projections relating to future production, costs and expenses; the volatility of natural resources prices, including prices of gold and associated minerals; the existence and extent of commercially exploitable minerals in properties acquired by Contango or the Peak Gold JV; ability to realize the anticipated benefits of the Peak Gold JV and the Johnson Tract Project; potential delays or changes in plans with respect to exploration or development projects or capital expenditures; the interpretation of exploration results and the estimation of mineral resources; the loss of key employees or consultants; health, safety and environmental risks and risks related to weather and other natural disasters); uncertainties as to the availability and cost of financing; Contango’s inability to retain or maintain its relative ownership interest in the Peak Gold JV;  inability to realize expected value from acquisitions; inability of our management team to execute its plans to meet its goals; the extent of disruptions caused by an outbreak of disease, such as the COVID-19 pandemic; and the possibility that government policies may change, political developments may occur  or governmental approvals may be delayed or withheld, including as a result of presidential and congressional elections in the U.S. or the inability to obtain mining permits. Additional information on these and other factors which could affect Contango’s exploration program or financial results are included in Contango’s other reports on file with the U.S. Securities and Exchange Commission.  Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from the projections in the forward-looking statements. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Contango does not assume any obligation to update forward-looking statements should circumstances or management’s estimates or opinions change.

BUILDING OUR ESG FRAMEWORK DEVELOPING OUR STRATEGY AROUND OUR BUSINESS MODEL AND CORE VALUES BUILT ON OUR FUNDAMENTAL DSO CRITERIA High-grade resources Gold, Silver, Copper focus Near Infrastructure Road Rail Water Simple permitting from a mining perspective Minimal water and wetlands impact Simple mining/processing Private and State lands Defining the pillars Social - safety of our people and our communities, valued partnerships with Alaskan Natives Environment – responsible practices, minimize our footprint Governance - business conduct, social responsibility and reporting Growth – resulting in a strong, reputable company Working through materiality assessment Evaluating sustainability risk and opportunities ESG data quality and completeness forms reliable basis for the future Consolidating our understanding of risks, opportunities and policies for all our sites

CONTANGO’S DSO MODEL By identifying Opportunities with “Orphan Projects” that fit Contango’s DSO Criteria, we can build value for shareholders quicker than the traditional business model 1990’s NOW 5 YEARS 10-20 YEARS ORPHAN PERIOD

MANH CHOH REGIONAL EXPLORATION: 675,000 acres Leased from Tetlin Tribe Continuing reconnaissance sampling in the southern target zones Grid soil sampling in gridded target zones 2024 REGIONAL PLAN MANH CHOH 1km2

JOHNSON TRACT JOHNSON TRACT DEVELOPMENT Potential for short lateral UG ramp to base of the Johnson Tract Deposit Gravity assist, bottom-up mining Highest grade accessed first Exploration/Development tunnel to target >1.5 km mineralized trend Infill drilling from underground to support resource upgrade and advance economic studies for a DSO mine Permitting for underground development, road access, and barge landing starting in H1 2025 View in previous slide JT DEPOSIT ATTRACTIVE ATTRIBUTES FOR UNDERGROUND MINING

JOHNSON TRACT DEPOSIT GEOLOGY: HYBRID EPITHERMAL-VMS MODEL Pueblo Viejo and Romero deposits in Dominican Republic are good analogues Sub-marine High-Sulfidation Epithermal/Porphyry systems with some VMS characteristics – telescoped system Dacite Quartz Porphyry Qtz-eye Dacite Andesite Cross-section looking NE Copper-rich zone

CONTANGO’S RESERVES AND RESOURCES CONTINUED ON NEXT PAGE Notes: Manh Choh Reserves 1. Published from Contango Contango 10K. Reserves current as of 31 December 2024. 2. The definitions for Mineral Resource in S-K 1300 were followed for Mineral Resources. 3. Mineral Reserves were estimated at long term prices of $2,000/oz Au and $25/oz Ag. 4. Mineral Reserves are reported at economic cut-off that varies by process cost and metallurgical recovery, approximately equivalent to 2.5 g/t Au. 5. Mineral Reserve estimates incorporate dilution built in during the re-blocking process and assume 100% mining recovery. 6. Mineral Reserves are reported in dry metric tonnes. 7. Numbers may not add due to rounding. 8. Mineral Reserves reported on 30% Contango Ore ownership basis. Notes: Manh Choh Resources 1. Published from 12MAY23 TRS The Manh Choh Project, Alaska, USA 2. The definitions for Mineral Resource in S-K 1300 were followed for Mineral Resources. 3. Mineral Resources are reported EXCLUSIVE of Mineral Reserves. 4. Mineral Resources were estimated at long term prices of $1,600/oz Au and $22/oz Ag. 5. Mineral Resources are reported using un-diluted Au and Ag grades. 6. Mineral Resources are reported within constraining pit shells. 7. Mineral Resources that are not Mineral Reserves do not have demonstrated economic viability. 8. Mineral Resources are reported in dry metric tonnes. 9. Numbers may not add due to rounding. 10. Mineral Resources are reported on a 30% Contango Ore ownership.

CONTANGO'S RESERVES AND RESOURCES

PROJECT	CLASSIFICATION	TONNES (000)	Au Grade (g/t)	Au Ounces (000)	Ag Grade (g/t)	Ag Ounces (000)	Cu (%)	Cu (M Lb)	Pb (%)	Pb (M Lb)	Zn (%)	Zn (M Lb)	AuEq (g/t)	AuEq Ounces (000)
Manh Choh	Inferred	-	3.2	-	9.2	-								
Lucky Shot	Inferred	82	9.5	25										
Johnson Tract	Inferred	706	1.4	31	9.1	207	0.59	9.2	0.3	4.7	4.18	65.1	4.76	108

Notes: Lucky Shot Resources

1. Mineral Resources were estimated as of 26 MAY 23 under definitions for Mineral Resources in S-K1300. See TRS Lucky shot Project Alaska, USA.
2. Mineral resources are estimated using long term prices of US$1,600/oz Au price.
3. Mineral resources are reported using un-diluted Au grades.
4. Mineral resources are reported as contained within 3.0 g/t Au underground shapes applying a 3.0m min. width at a 4.3 g/t COG.
5. Mineral resources that are not mineral reserves do not have demonstrated economic viability. There are no mineral reserves for the Lucky Shot Project.
6. Mineral resources are reported in dry metric tonnes.
7. Numbers may not add due to rounding.
8. Mineral resources are reported on a 100% ownership basis

Notes: Johnson Tract Resources

1. Mineral Resources were estimates as of 25 AUG 22 under definitions for Mineral Resources in NI 43-101. See Updated Mineral Resource estimate and 43-101 Report for Johnson Tract project, Alaska.
2. Assumed metal prices are US$1650/oz for gold (Au), US$20/oz for silver (Ag), US$3.50/lb. copper (Cu), US$1/lb. lead (Pb), and US$1.50/lb. for zinc (Zn)
3. Gold Equivalent ("AuEq") is based on assumed metal prices and payable metal recoveries of 97% for Au, 85% for Ag, 85% Cu, 72% Pb and 92% Zn from metallurgical test work completed in 2022.
4. AuEq equals = Au g/t + Ag g/t × 0.01 + Cu% × 1.27 + Pb% × 0.31 + Zn% × 0.59
5. An average bulk density value of 2.84 used as determined by conventional analytical methods for assay samples
6. Capping applied to assays to restrict the impact of high-grade outliers
7. Preliminary underground constrains were applied, including the elimination of isolated or scattered blocks above cut-off grade to define the "reasonable prospects of eventual economic extraction" for the Mineral Resource Estimate
8. Mineral resources as reported are undiluted
9. Mineral resource tonnages have been rounded to reflect the precision of the estimate
10. Readers are cautioned that mineral resources that are not mineral reserves do not have demonstrated economic viability

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CONTANGO'S EARLY-STAGE EXPLORATION PORTFOLIO

ALL ALONG THE ALASKAN ROAD SYSTEM

CONTANGO ORE

EAGLE, NW OF MANH CHOH ALASKA



- 64,900 acres of State of Alaska Mining claims
- Overlying favorable stratigraphy on trend with Manh Choh
- Stream sediment and pan concentrate sampling identified strongly anomalous gold, copper, arsenic

HONA, NW OF MANH CHOH ALASKA



- Located immediately adjacent to Eagle block
- IRG target
- Historic drilling by Kennecott in 1990's
- Mag-VTEM survey completed in 2019
- 2019 drill program intersected wide-spaced gold mineralization worthy of follow-up drilling

TRIPLE Z, E OF MANH CHOH ALASKA



- 95 State mining claims, encompassing 14,810 Acres
- State land transfer from Federal government completed Jan 2024
- Soil Geochem, and Geophysics (ground IP) anomalies suggest large scale Copper-gold-silver-Molybdenum drill ready targets

SHAMROCK, ALASKA (RICHARDSON DISTRICT)



- 368 State mining claims encompassing 52,920 Acres.
- Along Alaska Highway and Trans Alaska Pipeline.
- Abundant historic gold placer mines on and adjacent to property.
- Limited historic core drilling and well-defined soil geochem anomalies suggest several types of gold deposits may be present on the property

AMANITA, ALASKA (FAIRBANKS DISTRICT)



- One State upland Mining lease and 54 state mining claims encompassing 3,408 acres
- Historic Drilling confirm mineralized structures on strike with Kinross Fort Knox Mine approximately 5 Km NE

GOLDEN ZONE, CENTRAL ALASKA



- 68 State Mining Claims and 1 State Upland Mining Lease encompassing 10, 710 Acres
- Mid-way between Fairbanks and Anchorage AK ~ 15 km west of the Parks highway
- Most developed target is a Breccia Pipe in core of Cretaceous stock and covers an area of 150m x 80m near surface.
- 2016 NI-43-101 reports Indicated Resource of 267,400 Oz Au and 1,397,800 oz AG (4.187 Mt @ 1.99 g.t Au and 10.38 g.t Ag).
- Deposit remains open and not tested ad depth and along strike.

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CONTANGO MANAGEMENT



Rick Van Nieuwenhuyse

PRESIDENT & CEO

Mr. Van Nieuwenhuyse was appointed to serve as President, Chief Executive Officer, and director of the Company effective January 6, 2020. He previously served as President and Chief Executive Officer of Trilogy Metals Inc. from January 2012 until December 2019. Between May 1999 and January of 2012, he served as the President and Chief Executive Officer of NOVAGOLD, Inc, a company that he founded. He served as the Vice President of Exploration for Placer Dome from 1990 to 1997. Mr. Van Nieuwenhuyse holds a Candidature degree in Science from Université de Louvain, Belgium and a Master of Science degree in Geology from the University of Arizona. Mr. Van Nieuwenhuyse currently serves on the board of directors of Alexco Resource Corp. He served on the board of directors of Sandfire Resources America, Inc. (formerly, Tintina Resources Inc.) from 2008 until 2016. Mr. Van Nieuwenhuyse has over forty years of experience in the minerals mining industry and brings significant industry and technical knowledge to the Company.



Mike Clark

CHIEF FINANCIAL OFFICER

Mr. Clark was appointed to serve as Executive Vice President - Finance of the Company, effective July 11, 2023. He was then appointed as Chief Financial Officer & Corporate Secretary, effective January 1, 2024. He previously served as Chief Financial Officer and Corporate Secretary for Alexco Resource Corp. from December 2014 to September 2022 at which time Alexco Resource Corp was acquired by Hecla Mining Company. Between 2010 and 2014, Mr. Clark served as Chief Financial Officer of Goldgroup Mining Inc. and from 2007 to 2010 Mr. Clark served as Chief Financial Officer for the Grosso Group and its member companies. Mr. Clark received an undergraduate degree from the British Columbia Institute of Technology and is a Canadian Qualified Chartered Professional Accountant. Between 2016 and 2020, Mr. Clark also served on the Board of Trustees for the Burnaby Hospital Foundation as Chair of the Finance Committee.

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CONTANGO DIRECTORS



Brad Juneau

CHAIRMAN

- Co-founder of Contango Ore
- Chairman since 2013
- Sole Manager of Juneau Exploration – a company involved in the exploration and production of oil and natural gas
- Petroleum Engineer with years of experience at Zilkha Energy Company, Texas International Company, Enserch Corporation, Contango Oil & Gas, Talos Energy
- BSc in Petroleum Engineering from Louisiana State University



Joeseph Compofelice

DIRECTOR

- Retired partner of White Deer Energy – an energy focused private equity fund
- Retired Chairman and CEO of Axios Industrial Group
- Previously served as Chairman of the Board and CEO of Trico Marin Service, CEO of Aquilex Service Corp, CompX International, CFO of NL Industries, Titanium Metals Corp, and Tremont Corp.
- BSc at California State University at Los Angeles and a MBA at Pepperdine University



Darwin Green

DIRECTOR

- President & CEO of HighGold Mining prior to the acquisition by Contango Ore
- Executive Chairman of Onyx Gold Corp
- Previously served as VP Exploration for Constantine Metals
- Awarded the Commissioner’s Award for Project Excellence by the State of Alaska for overseeing the underground development program at the Niblack deposit
- BSc from University of British Columbia and an MSc in Economic Geology from Carleton University



Rick Van Nieuwenhuyse

PRESIDENT & CEO

- President & CEO of Contango Ore
- Founder of NovaGold, currently permitting the 40Moz Au Donlin Gold Project
- Founder of Trilogy Metals, currently developing the Arctic Deposit with South32
- Winner of the 2015 Colin Spence award for Excellence in Mineral Exploration from AMEBC
- Winner of the 2009 Thayer Lindsley Award from the PDAC for the Donlin Gold Discovery
- Candidature Degree in Science from Universite de Louvain, Belgium and a MSc in Geology from University of Arizona



Curtis Freeman

DIRECTOR

- US Certified Professional Geologist licensed in the State of Alaska
- Formed Avalon Development Corp in 1985 – a geologic exploration services company responsible for the discovery of the Manh Choh deposit now in production
- Founding Director of Tectonic Metals Inc, Valhalla Metals Inc and is on the Technical Advisory Boards of Metallic Minerals, Group Ten Metals, and Granite Creek Copper
- BSc at College of Wooster in Ohio and a MSc at University of Alaska - Fairbanks



Richard Shortz

DIRECTOR

- President & CEO of Pavia Capital LLP – a family office investment company
- Previously served as Partner of Morgan, Lewis & Bockius LLP and Jones Day Reavis & Pogue LLP
- Previously was an executive at Tosco Corporation and Senior VP, General Counsel
- BSc in Accounting from Indiana University and a Juris Doctor degree from Harvard Law School

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MEET THE CONTANGO TEAM Chris Kennedy General Manager – Lucky Shot Mine Dave Larimer Exploration Manager Allegra Cairns Environment and Permitting Manager Alina Wyatt Lands and Database Manager Vanessa Larimer Community Affairs & Operations Manager Kei Quinn Senior Geologist Keith Miles Mine Superintendent – Lucky Shot Mine Mu Li Geologist & Database